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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 27, 2006

                              --------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                  74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 27, 2006, the Board of Directors of CenterPoint Energy, Inc. approved an increase in the salary of Byron R. Kelley, Senior Vice President and Group President, Pipelines and Field Services, to $360,000 per year effective August 1, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENTERPOINT ENERGY, INC.


Date: July 28, 2006                           By: /s/ JAMES S. BRIAN
                                                  ------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer